UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21583

Clough Global Allocation Fund
(Exact name of registrant as specified in charter)

1290 Broadway, Suite 1100, Denver, Colorado			80203
(Address of principal executive offices)			(Zip code)

Erin E. Douglas, Secretary Clough Global Allocation Fund 1290 Broadway, Suite 1100 Denver, Colorado 80203
(Name and address of agent for service)

Registrant’s telephone number, including area code:		303-623-2577

Date of fiscal year end:	March 31

Date of reporting period:	September 30, 2007

Item 1.   Reports to Stockholders.

Semi-Annual Report September 30, 2007 (unaudited)

Shareholder Letter

September 30, 2007 (unaudited)

To Our Shareholders:

Since the Clough Global Allocation Fund’s market price is significantly below its net asset value, we thought it important to make the following points

During the six months ended September 30, 2007, the Fund’s net asset value assuming reinvestment of all distributions has increased 9.3%. That compares with an 8.4% gain in the S&P 500.

Since the Fund’s inception on July 28, 2004, the total growth in net asset value assuming reinvestment of all distributions has been 59.3%. This compares with a cumulative gain of 47.0% in the S&P 500.

The growth in net asset value has compounded at an annual rate of 15.8% since inception while the S&P 500 rise has compounded at an annual rate of 12.9%.

The Fund’s quarterly distribution has increased from $0.30 per share at inception to $0.45 per share today. In addition, $1.38 per share has been distributed in special distributions in the three years since the Fund began trading for a total of $5.61 in distributions since inception.

The Fund’s quarterly distributions have grown in line with the increase in net assets and at the current price they offer a yield of approximately 9%.

It is our view that such fundamental results are incompatible with such a large discount in the Fund’s current market price and we think that discount to net asset value over time should close.

The Fund’s investment strategy has been to focus on a few sectors or markets where investment returns are likely to be high. At present, our investments in Asian markets make up the Fund’s largest single exposure. They are focused on Hong Kong, Korea and smaller markets like Malaysia and Indonesia. Whereas the U.S. economy is slowing under the weight of high consumer debt, Asian economies are relatively debt free and are just entering long periods of rising consumer spending and infrastructure investment cycles. The U.S. may be ending a multi-decade debt super cycle; Asia may be just beginning one.

Hong Kong is benefiting from both a combination of strong growth in China and falling U.S. short term interest rates. Because the Hong Kong dollar is pegged to the U.S. currency, declining U.S. rates translate directly into lower rates in Hong Kong. Since growth is already strong there, falling interest rates are likely to benefit both real estate and equities. Hong Kong property prices are still approximately 60% below their 1997 levels and there is little likelihood of excess supply growth due to the shortage of buildable land available.

The financial markets have begun to realize the coming relaxation of Chinese capital controls but the fact that it is recognized does not diminish its potential impact on markets the Fund is not exposed to the inflated Chinese domestic stock market. Nevertheless, in our view, the long term China story is far from discounted in the financial markets. The domestic markets may be inflated but other national markets in Asia still offer good values. Meanwhile, the Chinese currency is undervalued, and that supports profits; the gap between corporate ROE and borrowing costs is still wide and getting wider and China’s export markets are highly diversified.

Energy also remains an important secular investment theme for the Fund. The stocks have done well but remain undervalued in our view. OPEC production has been struggling to grow since September of 2005 as have global oil inventories. Declines in OPEC production began well before the so-called voluntary production declines took effect. The great issue for the industry is whether depletion rates in the major oil fields will continue to exceed new production. So long as that is the case there will be upward pressures on oil prices and day by day the value of companies that own oil and gas reserves or sophisticated deepwater drilling rigs increases. Some estimates of annual global depletion rates are as high as 3.2 to 5.0 million barrels/day. The scramble to replace those reserves is underway as evidenced by the huge lease sale that just occurred in the Gulf of Mexico. The total bids for drilling rights totaled more than five times the total amount bid over the past five years, and the need for deepwater rigs and supplies will continue strong.

The Fund’s holdings of energy producer stocks have migrated toward the North American gas producers. The price of natural gas has been held hostage to a series of warm winters, an explosion of drilling rigs producing gas and a sharp rise in imports of liquid natural gas. Yet the depletion of most North American gas fields has accelerated, demand for LNG is rising abroad limiting supplies for North America, and warm winters may become less common. Gas stocks are cheap and we think represent the best values in the sector at present.

The Fund has investments in a number of other varied themes. Product upgrade cycles are underway in both the personal computer and telecommunications markets, enhancing the profit outlook for computer manufacturers, software companies and telecommunications equipment manufacturers. For the first time in years we see opportunities in the large capitalization technology companies such as Oracle Systems (ORCL–NYSE) and Cisco Systems (CSCO–NYSE). We also see opportunities in companies supplying flat screen TV’s and the proliferation of broadband. We have further diversified the Fund with investments in global agriculture, involving companies that grow and process agricultural commodities and provide capital goods for global agriculture. A growing middle class in China consumes 130,000 tons of pork a day and that economy does not have capacity to grow hogs or the feed with which to feed them. We think this once prosaic industry could become a recognized growth sector.

Many financial stocks have declined sharply and we think the sector offers opportunity on both the long and short sides. The Funds do own Citigroup NA (C–NYSE) and the American Depository Receipts of UBS AG (UBS–NYSE), for example. These companies have been in the headlines as the mortgage cycle and its related derivatives bubble unwind. The positive is that underneath the write-offs and excesses in the sub-prime and CDO space there are highly profitable franchises with high barriers to entry that provide huge cash flows. UBS for example has a highly profitable global wealth management business that allowed the firm to write off a $4 billion mistake with only a minor hit to book value. Our thinking is that management will eventually find the common sense to stop making $4 billion mistakes and the underlying value of the firm will show through. Citigroup has an important global broker-dealer franchise and a strong global consumer credit operation. Both companies should benefit from a more positive U.S. yield curve. We currently have these positions partially hedged with short positions in the Regional Bank Holders Trust and in specific regional banks with particularly vulnerable mortgage holdings. We also currently hold modest short positions in the mortgage insurers which have branched out from their original franchises to insure more exotic CDO tranches.

The summer months were particularly volatile for the financial markets and that volatility may be with us for a while. In the developed economies, we live in a highly indebted world, and growth is moving away from the developed economies and toward the emerging world with ever greater speed. One subtle signal from the marketplace that suggests the credit stress we experienced this summer is not over is the behavior of so-called swap spreads for financial companies. These are the interest rates at which financial companies are willing to lend to each other and they have remained at the punitive levels seen during the August turmoil even though the equities have rallied. That suggests that there is still concern over the quality of the collective financial sector balance sheet. For that and for other reasons the Fund is currently balanced among themes and is partially hedged.

In that vein, we think that global equities markets are acting quite rationally and offer meaningful investment upside. In other words, there is a silver lining in all of this for the financial markets. With financial companies announcing write offs of supposedly highly rated mortgage paper and financial executives falling on their swords, the reality is the only way the Federal Reserve can stabilize the financial sector is to reduce short term interest rates and create a positive yield curve. Then, and only then can banks and brokerage firms generate the cash flow that allows the write downs of impaired assets so they can once again function as credit intermediaries.

The media puts an unending negative spin on events, and the current market decline centered on pressures based upon the sub-prime mortgage fallout, is creating concern among investors. However, we think the markets are simply separating winners from losers in an increasingly globalized economy. The winners are those companies exposed to global growth and the losers are those that grew on the back of the huge and unsustainable mortgage boom. Wal-Mart is only the latest company to announce a cutback in U.S. expansion to spend more in countries like China and India. GE recently announced that China, India, Latin America and Russia account for $32 billion in revenues and that sector is growing 20% per annum.

It is important as an investor to realize the reason why global growth can continue in the face of a U.S. credit slowdown. U.S. financial companies in particular have benefited from the decades long secular expansion in debt. Consumer and business debt combined were 125% of GDP back in the 1960s. Today it is 350% of GDP and it has reached the point of saturation. If debt cannot grow faster than GDP and support growth, U.S. domestic profits will stagnate, particularly for financial companies.

The opposite is true in Asia and in emerging economies generally. As U.S. interest rates fall, capital should migrate to these economies, Asian growth should rise on the support of consumer spending and balance sheets there are clean. Interest rates are 4% while growth rates in domestic spending are 6-10%.

We think the values remain in the sectors that benefit from global growth and the Fund is positioned to benefit from it.

We thank you for investing in the Clough Global Allocation Fund and invite you to visit www.cloughglobal.com for updates. If you have questions about your investment, please call 1-877-256-8445.

Sincerely,

Charles I. Clough, Jr.

Clough Capital Partners, L.P. is a Boston-based investment management firm that has approximately $3.1 billion under management. For equities, the firm uses a global and theme-based investment approach based on identifying chronic shortages and growth opportunities. For fixed-income, Clough believes changing economic fundamentals help reveal potential global credit market opportunities based primarily on flow of capital into or out of a country. Clough was founded in 2000 by Chuck Clough and partners James Canty and Eric Brock. These three are the portfolio managers for the Clough Global Allocation Fund.

Portfolio allocation

September 30, 2007 (unaudited)

ASSET TYPE*

Common Stocks	72.35%
Short-Term Investments	7.66%
Government & Agency Obligations	6.41%
Structured Notes	4.70%
Asset/Mortgage - Backed Securities	3.81%
Exchange Traded Funds	2.35%
Corporate Bonds	1.38%
Preferred Stocks	1.01%
Closed-End Funds	0.28%
Options Purchased	0.05%

GLOBAL BREAKDOWN*

US	62.74%
South Korea	4.44%
Hong Kong	4.29%
Brazil	3.88%
Japan	3.70%
China	3.30%
Great Britain	2.46%
Indonesia	2.23%
Bermuda	1.87%
Canada	1.69%
Thailand	1.45%
Switzerland	1.31%
Malaysia	1.27%
Israel	0.95%
Taiwan	0.93%
Singapore	0.56%
Vietnam	0.50%
Russia	0.45%
Argentina	0.38%
India	0.31%
Papua New Guinea	0.28%
Australia	0.25%
Germany	0.25%
Netherlands	0.24%
Chile	0.16%
South Africa	0.06%
Ireland	0.04%
Columbia	0.01%

*   As a percentage of total investments, not including securities sold short or any foreign cash balances.

STATEMENT OF INVESTMENTS

September 30, 2007 (unaudited)

	Shares	Value
COMMON STOCKS 105.91%
Agriculture 0.60%
Pilgrim’s Pride Corp.	15,100	$524,423
Sadia - S.A. *	76,000	424,986
Smithfield Foods, Inc. (a)	7,400	548,100
		1,497,509
Consumer/Retail 3.48%
ASKUL Corp.	27,600	669,186
B&G Foods, Inc.	11,300	144,640
Belle International Holdings Ltd.	316,000	415,434
DSW, Inc. (a)	11,892	299,322
GOME Electrical Appliances Holdings Ltd.	515,000	1,010,940
Home Inns & Hotels Management, Inc. - ADR (a)	11,700	407,160
Hyundai Department Store Co. Ltd.	8,400	1,009,615
Isetan Co. Ltd.	41,000	552,901
Jardine Matheson Holdings Ltd.	32,143	919,290
Jardine Strategic Holdings Ltd.	25,724	406,439
Kraft Foods, Inc.	24,700	852,397
Lotte Shopping Co. Ltd.	1,700	724,432
Regal Hotels International Holdings Ltd.	3,743,900	284,145
Takashimaya Co. Ltd.	55,000	610,499
Yamada Denki Co. Ltd.	3,300	326,653
		8,633,053
Energy 27.83%
Alternative Energy Technologies 4.13%
China Sunergy Co. Ltd. - ADR (a)	2,400	21,960
Conergy AG	9,600	924,012
Evergreen Solar, Inc. (a)	100,000	893,000
First Solar, Inc. (a)	13,100	1,542,394
JA Solar Holdings Co. Ltd. - ADR (a)	31,900	1,433,905
LDK Solar Co. Ltd. - ADR (a)	36,600	2,521,740
Sunpower Corp. (a)	14,387	1,191,531
Suntech Power Holdings Co. Ltd. - ADR (a)	43,100	1,719,690
		10,248,232
Coal 0.38%
CONSOL Energy, Inc.	18,100	843,460
Peabody Energy Corp.	2,400	114,888
		958,348
Exploration & Production 9.25%
Anadarko Petroleum Corp.	37,800	2,031,750
Apache Corp.	5,000	450,300
Chesapeake Energy Corp. *	80,300	2,831,378
ConocoPhillips	32,000	2,808,640
Devon Energy Corp.	32,200	2,679,040
Hess Corp.	28,300	1,882,799
InterOil Corp. (a)	32,800	1,036,480
OAO Gazprom - S.A.	8,100	1,239,210
Occidental Petroleum Corp.	6,000	384,480
Parallel Petro Corp. (a)	22,867	388,510
PetroHawk Energy Corp. (a) (d)	18,000	295,560

	Shares	Value
Exploration & Production (continued)
PetroHawk Energy Corp. (a)	64,600	$1,060,732
Petroleo Brasileiro - S.A.	33,400	2,521,700
Range Resources Corp.	18,700	760,342
Southwestern Energy (a)	54,400	2,276,640
Ultra Petroleum Corp. (a)	5,000	310,200
		22,957,761
Oil Services and Drillers 14.07%
Baker Hughes, Inc.	38,000	3,434,060
Diamond Offshore Drilling, Inc.	3,000	3,738,570
FMC Technologies, Inc. (a)	14,000	807,240
Global SantaFe Corp.	52,000	3,953,040
Halliburton Co.	45,000	1,728,000
Helmerich & Payne, Inc.	14,100	462,903
Marathon Oil Corp.	4,200	239,484
Noble Corp.	79,000	3,874,950
Schlumberger Ltd.	80,000	8,400,000
Tenaris - S.A.	25,900	1,362,858
Transocean, Inc. (a)	51,000	5,765,550
Weatherford International Ltd.(a)	7,000	1,142,060
		34,908,715
TOTAL ENERGY		69,073,056

Finance 27.35%
Banks 23.48%
Banco Bradesco - S.A.	127,200	3,735,864
Banco Itau Holding Financeira - S.A.	55,700	2,819,534
Banco Santander Chile - S.A.	1,400	576,498
BanColombia - S.A.	1,200	41,580
Bangkok Bank PLC	249,500	844,406
Bank Mandiri Persero Tbk PT	3,816,000	1,470,902
Bank of Yokohama Ltd.	231,800	1,600,291
BlackRock Kelso Capital Corp.	105,700	1,532,650
BOC Hong Kong Holdings Ltd.	395,000	1,000,984
Brookline Bancorp, Inc.	133,424	1,546,384
CIT Group, Inc.	18,500	743,700
Citigroup, Inc. *	116,900	5,455,723
Daewoo Securities Co.	18,800	564,904
Hana Financial Group, Inc.	69,600	3,281,512
ICICI Bank Ltd. - S.A.	21,400	1,128,208
Indochina Capital Vietnam Holdings Ltd. (a)	200,000	1,816,000
Joyo Bank Ltd.	146,000	814,748
Kasikornbank PLC	290,600	686,757
Kookmin Bank - ADR	11,700	959,283
Korea Exchange Bank	73,900	1,199,099
Lion Diversified Holdings BHD	197,500	672,340
Malayan Banking BHD	204,100	658,870
Melco International Development Ltd.	218,000	407,180
Merrill Lynch & Co., Inc	18,500	1,318,680
Mirae Asset Securities	4,600	439,795
NewAlliance Bancshares, Inc.	12,500	183,500

	Shares	Value
Banks (continued)
Nomura Holdings, Inc.	64,700	$1,084,858
PennantPark Investment Corp.	150,900	2,022,060
People’s United Financial, Inc.	42,500	734,400
Public Bank BHD	307,700	898,493
Shizuoka Bank Ltd.	111,800	1,086,221
Siam Commercial Bank PLC NVDR	460,000	1,060,248
Siam Commercial Bank PLC	958,700	2,209,695
Sime Darby BHD	314,000	958,357
Sovereign Bancorp, Inc.	70,900	1,208,136
Star Asia Financial Ltd. (b) (c)	75,000	693,750
UBS AG - Registered	22,800	1,225,922
UBS AG	66,500	3,541,125
Unibanco - Uniao de Bancos Brasileiros - GDR	23,600	3,104,580
Woori Finance Holdings Co. Ltd.	108,000	2,466,346
Woori Investments	16,600	469,777
		58,263,360
Non-Bank 3.87%
Apollo Investment Corp.	298,489	6,208,571
Ares Capital Corp.	82,900	1,348,783
Broadridge Financial Solutions, Inc.	3,600	68,220
Daiwa Securities Group, Inc.	102,400	975,281
InterContinental Exchange, Inc. (a)	5,000	759,500
Maiden Holdings Ltd. (c)	23,900	239,000
		9,599,355
TOTAL FINANCE		67,862,715

Healthcare 0.79%
Athenahealth, Inc. (a)	200	6,782
BioSphere Medical, Inc. (a) (d)	50,000	238,500
BioSphere Medical, Inc. (a)	182,703	871,493
Molecular Insight Pharmaceuticals, Inc. (a)	42,900	291,291
Pharmion Corp. (a)	12,000	553,680
		1,961,746
Industrial 7.34%
Advantest Corp.	22,500	701,258
Altra Holdings, Inc. (a)	2,900	48,343
American Science & Engineering, Inc. *	32,258	2,021,286
Bunge Ltd.	5,500	590,975
Caterpillar, Inc.	26,000	2,039,180
Chicago Bridge & Iron Co. - NY shares	20,200	869,812
Empresa Brasileira de Aeronautica - S.A.	16,355	718,312
General Cable Corp. (a)	10,000	671,200
General Electric Co.	77,800	3,220,920
General Motors Corp.	23,800	873,460
Grant Prideco, Inc. (a)	32,000	1,744,640
Kokuyo Co. Ltd.	50,000	519,741
Smurfit-Stone Container Corp. (a)	217,100	2,535,728
Spirit Aerosystems Holdings, Inc. (a)	31,000	1,207,140
Textron, Inc.	7,400	460,354
		18,222,349

	Shares	Value
Insurance 3.58%
ACE Ltd.	16,400	$993,348
Allstate Corp.	15,800	903,602
Castlepoint Holdings Ltd.	31,100	357,650
Fidelity National Financial, Inc.	154,100	2,693,668
Loews Corp.	39,700	1,919,495
Montpelier Re Holdings Ltd.	62,800	1,111,560
Platinum Underwriters Holdings Ltd.	25,484	916,405
		8,895,728
Media 0.64%
Kyocera Corp.	3,400	318,792
Nippon Television Network Corp.	9,900	1,274,722
		1,593,514
Metals & Mining 2.83%
Anglo American PLC - ADR	18,134	606,582
Barrick Gold Corp.	1,200	48,336
Cameco Corp.	19,500	901,680
Denison Mines Corp. (a)	57,900	649,058
First Uranium Corp. (a)	22,000	209,461
Freeport-McMoRan Copper & Gold, Inc.	12,500	1,311,125
Gerdau - S.A.	29,800	781,356
Goldcorp, Inc.	19,300	589,808
Paladin Resources Ltd. (a)	67,500	463,596
Uex Corp. (a)	8,500	51,873
Uranium One, Inc. (a)	99,385	1,313,942
Ur-Energy, Inc. (a)	32,200	98,738
		7,025,555
Real Estate 7.43%
Aeon Mall Co. Ltd.	25,280	772,496
Beijing Capital Land Ltd. (c)	225,000	202,023
Cheung Kong Holdings Ltd.	199,800	3,294,939
China Resources Land Ltd.	276,000	575,159
Ciputra Development Tbk PT (a)	3,429,000	348,712
Cosco Corp. (Singapore) Ltd.	204,000	817,099
Great Eagle Holdings Ltd.	235,080	892,075
Greentown China Holdings Ltd.	213,000	496,480
Hang Lung Properties Ltd.	117,000	523,756
Henderson Land Development Co. Ltd.	148,000	1,173,704
Hopewell Holdings Ltd.	95,000	453,379
Hysan Development Co. Ltd.	401,771	1,113,755
Hyundai Development Co.	11,600	1,083,698
Italian-Thai Development PLC (a)	2,088,000	462,985
Kerry Properties Ltd.	63,500	487,654
Shimao Property Holdings Ltd.	163,500	497,408
Shun Tak Holdings Ltd. (c)	60,000	96,632
Sun Hung Kai Properties Ltd.	165,000	2,780,476
Trinity Capital PLC (a) (c)	564,168	979,179
Wharf Holdings Ltd.	226,000	1,110,544
YNH Property BHD	350,100	274,326
		18,436,479

	Shares	Value
Real Estate Investment Trusts (REITS) 0.89%
Annaly Capital Management, Inc.	137,600	$2,191,968
Regal Real Estate Investment Trust	37,439	11,703
		2,203,671
Technology & Communications 15.24%
AU Optronics Corp. - ADR	52,015	880,094
Broadcom Corp. (a)	21,900	798,036
Centron Telecom International Holdings Ltd. (a)	238,000	84,805
Chartered Semiconductor Manufacturing Ltd. (a)	960,000	704,410
China Unicom Ltd. - ADR	37,000	771,080
China Unicom Ltd.	245,000	506,776
Cisco Systems, Inc. (a)	227,500	7,532,525
Comcast Corp. (a)	45,100	1,080,596
Corning, Inc.	79,500	1,959,675
CTC Media, Inc. (a)	18,000	395,280
F5 Networks, Inc. (a)	15,900	591,321
Google, Inc. (a)	10,000	5,672,700
Ingram Micro, Inc. (a)	23,700	2,425,757
Intel Corp.	150,700	3,897,102
KT Corp. - ADR	40,200	1,007,010
LG.Philips LCD Co. Ltd. - ADR (a)	39,200	938,448
Magal Security Systems Ltd. (a)	76,443	679,578
Marvell Technology Group Ltd. (a)	58,200	952,734
Nan Ya Printed Circuit Board Corp.	97,000	585,537
Powerchip Semiconductor Corp. - GDR (c)	83,887	416,415
Radvision Ltd. * (a)	157,945	2,773,514
Samsung Electronics Co. Ltd.	3,145	1,975,934
Time Warner, Inc.	64,500	1,184,220
		37,813,547
Transportation 0.42%
AMR Corp. (a)	24,900	555,021
Babcock & Brown Air Ltd. - ADR (a)	6,600	150,480
Golar LNG, Ltd.	15,000	334,800
		1,040,301
Utilities 7.49%
AES Corp. (a)	41,400	829,656
Bakrie Sumatera Plantations Tbk PT	2,320,000	390,683
Byd Co. Ltd.	66,800	498,818
Cleco Corp.	17,000	429,590
DPL, Inc.	46,000	1,207,960
Enbridge, Inc.	36,100	1,330,907
Equitable Resources, Inc.	21,000	1,089,270
Exelon Corp.	18,000	1,356,480
FirstEnergy Corp.	22,500	1,425,150
Gamuda BHD	298,500	770,888
Golden Agri-Resources Ltd.	443,000	423,467
IOI Corp. BHD	221,000	392,384
Mirant Corp. (a)	31,800	1,293,624
PPL Corp.	28,800	1,333,440
PT Astra International Tbk	985,000	2,073,401

		Shares	Value
Utilities (continued)
Sinopec Shanghai Petrochemical Co. Ltd.		1,600,000	$1,311,062
Southern Union Co.		34,000	1,057,740
Williams Cos., Inc. *		40,000	1,362,400
			18,576,920
TOTAL COMMON STOCKS (Cost $229,080,893)			262,836,143

EXCHANGE TRADED FUNDS 3.43%
iShares
MSCI Pacific		4,000	664,960
MSCI Taiwan		88,400	1,480,700
Semiconductor HOLDRs Trust		49,400	1,892,020
StreetTRACKS Gold Shares (a)		61,000	4,483,500

TOTAL EXCHANGE TRADED FUNDS (Cost $7,371,229)			8,521,180

PREFERRED STOCKS 1.48%
Arch Capital Group Ltd., 7.875%		75,000	1,878,750
Ashford Hospitality Trust, Inc., 8.550%		50,000	1,181,250
Freeport-McMoRan Copper & Gold, Inc., 6.750% (c)		3,900	604,890

TOTAL PREFERRED STOCKS (Cost $3,497,500)			3,664,890

CLOSED-END FUNDS 0.41%
The Ottoman Fund (a) (c)		515,340	1,024,755

TOTAL CLOSED-END FUNDS (Cost $896,434)			1,024,755

	Interest Rate	Shares	Value
SHORT TERM INVESTMENTS 11.21%
Money Market Funds 6.78%
JP Morgan Prime Money Market Fund	3.703%	3,737,277	3,737,277
Merrill Lynch U.S. Treasury Money Market Fund	4.961%	13,093,172	13,093,172
TOTAL MONEY MARKET FUNDS (Cost $16,830,449)			16,830,449

		Principal Amount
U.S. Government & Agency Obligations 4.43%
Federal Home Loan Mortgage Corporation DN (FHLMC) *	5.140%	$11,000,000	11,000,000
TOTAL U.S. Government & Agency obligations (Cost $11,000,000)			11,000,000

TOTAL SHORT TERM INVESTMENTS (Cost $27,830,449)			27,830,449

Maturity Date	Coupon Rate	Principal Amount	Value
CORPORATE BONDS 2.02%
Suncor Energy, Inc.
06/15/2038	6.500%	$1,175,000	$1,206,118
Swedish Export Credit
04/30/2012 (b)	9.706%	3,800,000	3,800,000

TOTAL CORPORATE BONDS (Cost $4,999,289)			5,006,118

ASSET/MORTGAGE BACKED SECURITIES 5.58%
Fannie Mae REMICS
Series 2006-3, Class ZE, 03/25/2036 *	6.000%	2,198,797	2,101,274
FNR
Series 2006-83, Class HZ, 08/25/2036 *	6.000%	5,730,783	5,747,270
Freddie Mac REMICS
Series 2006-3155, Class SA, 11/15/2035 ^	3.585%	1,739,279	1,722,999
Series 2006-3211, Class LZ, 09/15/2036 *	6.000%	4,246,711	4,267,822

TOTAL ASSET/MORTGAGE BACKED SECURITIES (Cost $13,458,858)			13,839,365

GOVERNMENT & AGENCY OBLIGATIONS 9.38%
Non - U.S. Government Obligations 2.27%
United Kingdom Treasury
09/07/2015	4.750%	2,800,000	5,634,315

TOTAL NON-U.S. GOVERNMENT OBLIGATIONS (Cost $5,262,897)			5,634,315

U.S. Government Obligations 7.11%
U.S. Treasury Bond
06/30/2012	4.875%	5,600,000	5,758,379
05/15/2017	4.500%	6,000,000	5,968,128
02/15/2025 *	7.625%	4,500,000	5,929,106

TOTAL U.S. GOVERNMENT OBLIGATIONS (Cost $17,664,316)			17,655,613

TOTAL GOVERNMENT & AGENCY OBLIGATIONS (Cost $22,927,213)			23,289,928

STRUCTURED NOTES 6.89%
Federal Home Loan Bank System (FHLB)
12/20/2021 ^ # * (b)	7.500%	7,000,000	6,772,500
04/18/2022 ^ † * (b)	7.050%	5,000,000	4,762,500
Calyon Range Bond
01/29/2022 ^ (c)	9.300%	2,500,000	2,135,625
Merrill Lynch & Co. Inc
01/29/2022 ^ * (c)	9.580%	4,000,000	3,417,000

TOTAL STRUCTURED NOTES (Cost $18,385,000)			17,087,625

	Expiration Date	Exercise Price	Number of Contracts	Value
PURCHASED PUT OPTIONS 0.08%
S&P 500 Index Option	December, 2007	$1,400	120	$195,000

TOTAL PURCHASED PUT OPTIONS (Cost $425,859)				195,000

Total Investments
(Cost $328,872,724) 146.39%		363,295,453

Liabilities in Excess of Other Assets (7.99%)		(19,824,315)

Liquidation Preference of Auction Market Preferred Shares, Series W28
(including dividends payable on preferred shares) (38.40%)		(95,299,250)

NET ASSETS - 100.00%		$248,171,888

SCHEDULE OF SECURITIES SOLD SHORT

Name	Shares	Value
Ashland, Inc.	(3,700)	$(222,777)
Banco Bilbao Vizcaya - S.A.	(34,000)	(791,520)
Bed Bath & Beyond, Inc. (a)	(29,400)	(1,003,128)
BJ Services Co.	(3,000)	(79,650)
China Life Insurance Co. Ltd. - ADR	(9,600)	(827,712)
Comerica, Inc.	(5,700)	(292,296)
Energy Select Sector SPDR	(19,551)	(1,465,543)
ENSCO International, Inc.	(4,000)	(224,400)
Financial Select Sector SPDR	(89,900)	(3,074,580)
Hercules Offshore Inc. (a)	(23,000)	(600,530)
iShares FTSE/Xinhua China 25 Index Fund	(11,100)	(1,996,446)
iShares MSCI Brazil	(7,100)	(525,471)
iShares MSCI Emerging Markets	(20,300)	(3,028,760)
iShares MSCI Mexico Index Fund	(18,300)	(1,068,171)
iShares Russell 2000 Index Fund	(79,500)	(6,371,925)
Martin Marietta Materials, Inc.	(7,600)	(1,014,980)
MBIA, Inc.	(18,100)	(1,105,005)
Nabors Industries Ltd. (a)	(7,000)	(215,390)
Patterson-UTI Energy, Inc.	(55,300)	(1,248,121)
Polaris Industries, Inc.	(33,900)	(1,478,718)
Pride International, Inc. (a)	(4,000)	(146,200)
Regional Bank HOLDRs Trust	(12,800)	(1,900,160)
Rowan Cos., Inc.	(10,000)	(365,800)
SPDR Trust Series 1	(9,800)	(1,495,872)
Toro Co.	(6,300)	(370,629)
Unit Corp. (a)	(13,200)	(638,880)

Total Securities Sold Short (Proceeds $31,392,024)		$(31,552,664)

S.A - Sponsored ADR

ADR - American Depositary Receipt

GDR - Global Depositary Receipt

PLC - Public Limited Company

PT - equivalent to Public Limited Company in Indonesia

BHD - Berhad (in Malaysia; equivalent to Public Limited Company)

Tbk - Terbuka (stock symbol in Indonesian)

DN - Discount Note

REMICS - Real Estate Mortgage Investment Conduits

SPDR - Standard & Poor’s Depository Receipt

(a)	Non-Income Producing Security.
(b)

Fair valued security; valued in accordance with procedures approved by the Fund’s Board of Trustees. As of September 30, 2007, these securities had total value of $16,028,750 or 6.46% of total net assets.

(c)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of September 30, 2007, these securities had a total value of $9,809,269 or 3.95% of total net assets.

(d)

Private Placement; these securities may only be resold in transactions exempt from registration under the securities Act of 1933. As of September 30, 2007, these securities had a total value of $534,060 or 0.22% of total net assets.

^	Floating or variable rate security - rate disclosed as of September 30, 2007.
#	Next reset date 12/20/07.
†	Next reset date 04/18/08.
*	Security, or portion of security, is being held as collateral for written options and/or short sales.

See Notes to Financial Statements

Statement of Assets & Liabilities

September 30, 2007 (unaudited)

Assets:
Investments, at value (Cost - see below)	$363,295,453
Cash	7,780,662
Foreign currency, at value (Cost $1,068,853)	1,062,654
Deposit with broker for securities sold short and written options	7,307,729
Dividends receivable	413,784
Interest receivable	612,682
Receivable for investments sold	6,136,523
Other assets	6,596
Total Assets	386,616,083

Liabilities:
Securities sold short (Proceeds $31,392,024)	31,552,664
Payable for investments purchased	11,174,057
Dividends payable - short sales	67,289
Interest payable - margin account	13,688
Accrued investment advisory fee	216,157
Accrued administration fee	88,007
Accrued trustees fee	20,175
Other payables	12,908
Total Liabilities	43,144,945

Preferred Stock (unlimited shares authorized):
Auction market preferred shares, Series W28, including dividends payable on preferred shares ($25,000 liquidation value per share, no par value, 3,800 shares issued and outstanding)	95,299,250
Net Assets	$248,171,888
Cost of investments	$328,872,724

Composition of Net Assets:
Paid in capital	200,587,066
Overdistributed net investment income	(6,221,295)
Accumulated net realized gain on investments, options, securities sold short and foreign currency transactions	19,543,724
Net unrealized appreciation in value of investments, options, securities sold short and foreign currency transactions	34,262,393
Net Assets	$248,171,888

Shares of common stock outstanding of no par value, unlimited shares authorized	10,434,606
Net asset value per share	$23.78

See Notes to Financial Statements

Statement of Operations

For the Six Months Ended September 30, 2007 (unaudited)

Investment Income:
Dividends (Net of foreign withholding taxes of $189,807)	$2,645,435
Interest on investment securities	2,394,154
Total Income	5,039,589

Expenses:
Investment advisory fee	1,331,812
Administration fee	542,237
Trustees fee	72,197
Dividend expense - short sales	230,580
Broker/dealer fees	120,701
Interest expense - margin account	176,386
Miscellaneous	7,696
Total Expenses	2,481,609

Net Investment Income	2,557,980

Net realized gain (loss) on:
Investment securities	10,845,379
Securities sold short	(3,377,750)
Written options	1,460,498
Foreign currency transactions	(3,208)
Net change in unrealized appreciation (depreciation) on investments, options, securities sold short and translation of assets and liabilities denominated in foreign currencies	11,795,475
Net gain on investments, options, securities sold short, and foreign currency transactions	20,720,394
Distributions to Preferred Shareholders:
From net investment income	(2,616,038)
From net realized gains	—
Net Increase in Net Assets Attributable to Common Shares from Operations	$20,662,336

See Notes to Financial Statements

Statement of changes in net assets

	For the Six Months Ended September 30, 2007 (Unaudited)	For the Year Ended March 31, 2007
Common Shareholder Operations:
Net investment income	$2,557,980	$6,229,507
Net realized gain (loss) from:
Investment securities	10,845,379	19,188,941
Securities sold short	(3,377,750)	(2,721,025)
Written options	1,460,498	2,221,312
Foreign currency transactions	(3,208)	(4,700)
Net change in unrealized appreciation (depreciation) on investments, options, securities sold short and translation of assets and liabilities denominated in foreign currencies	11,795,475	(16,434,185)
Distributions to Preferred Shareholders:
From net investment income	(2,616,038)	(2,461,753)
From net realized gains	—	(2,492,392)
Net increase in net assets attributable to common shares from operations	20,662,336	3,525,705

Distributions to Common Shareholders:
From net investment income	(8,452,030)	(14,773,186)
From net realized gains	—	(7,344,044)
Net decrease in net Assets from distributions	(8,452,030)	(22,117,230)

Capital Share Transactions:
Net asset value of common stock issued to stockholders from reinvestment of dividends	—	6,199,170
Net increase in net assets from capital share transactions	—	6,199,170
Net Increase (Decrease) in Net Assets Attributable to Common Shares	12,210,306	(12,392,355)

Net Assets Attributable to Common Shares:
Beginning of period	235,961,582	248,353,937
End of period*	$248,171,888	$235,961,582

* Includes undistributed (overdistributed) net investment income of:	$(6,221,295)	$2,288,793

See Notes to Financial Statements

Intentionally Left Blank

financial highlightS

	For the
	Six Months Ended		For the	For the Period		For the Period
	September 30, 2007		Year Ended	June 1, 2005 to		July 28, 2004 (inception) to
	(Unaudited)		March 31, 2007	March 31, 2006^		May 31, 2005
Per Common Share Operating Performance
Net asset value - beginning of period	$22.61		$24.42	$20.78		$19.10
Income from investment operations:
Net investment income	0.25	*	1.79	0.92		0.93
Net realized and unrealized gain (loss) on investments	1.98		(0.98)	4.75		1.99
Distributions to Preferred Shareholders:
From net investment income	(0.25)		(0.47)	(0.31)		(0.14)
Total from investment operations	1.98		0.34	5.36		2.78

Distributions to common shareholders:
From net investment income	(0.81)		(1.44)	(1.05)		(0.93)
From net realized gain	—		(0.71)	(0.67)		(0.00)
Total distributions to common shareholders	(0.81)		(2.15)	(1.72)		(0.93)

Capital Share Transactions:
Common share offering costs charged to paid in capital	—		—	—		(0.04)
Preferred share offering costs and sales load charged to paid in capital	—		—	—		(0.13)
Total capital share transactions	—		—	—		(0.17)
Net asset value - end of period	$23.78		$22.61	$24.42		$20.78
Market price - end of period	$20.62		$20.82	$23.99		$22.59

Total Investment Return - Net Asset Value(1)	9.30%		1.59%	25.99%		13.89%
Total Investment Return - Market Price(1)	2.93%		(4.77)%	13.85%		18.24%

Ratios and Supplemental Data
Net assets attributable to common shares, end of period (000)	$248,172		$235,962	$248,354		$205,260
Ratios to average net assets attributable to common shareholders:
Net expenses (3)	2.05	%(2)	2.02%	2.07	%(2)	1.89	%(2)
Net expenses excluding dividends on short sales (3)	1.86	%(2)	1.75%	1.83	%(2)	1.54	%(2)
Net investment income (3)	2.11	%(2)	2.63%	2.73	%(2)	1.23	%(2)
Preferred share dividends	2.16	%(2)	2.10%	1.62	%(2)	0.82	%(2)
Portfolio turnover rate	69%		187%	182%		236%

Auction Market Preferred Shares
Liquidation value, end of period, including dividends on preferred shares (000)	$95,299		$95,042	$95,051		$95,050
Total shares outstanding (000)	3.8		3.8	3.8		3.8
Asset coverage per share(4)	$90,387		$87,106	$90,370		$79,029
Liquidation preference per share	$25,000		$25,000	$25,000		$25,000
Average market value per share (5)	$25,000		$25,000	$25,000		$25,000

*	Based on average shares outstanding.
(1)

Total investment return is calculated assuming a purchase of a common share at the opening on the first day and a sale at closing on the last day of each period reported. Total investment return on net asset value excludes a sales load of $0.90 per share for the period, effectively reducing the net asset value at issuance from $20.00 to $19.10. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment returns do not reflect brokerage commissions on the purchase or sale of the Fund’s common shares. Total investment returns for less than a full year are not annualized. Past performance is not a guarantee of future results.

(2)	Annualized.
(3)	Ratios do not reflect dividend payments to preferred shareholders.
(4)	Calculated by subtracting the Fund’s total liabilities (excluding Preferred Shares) from the Fund’s total assets and dividing by the number of preferred shares outstanding.
(5)	Based on monthly prices.
^	As approved by the Board of Trustees of the Fund, the fiscal year-end changed from May 31 to March 31, effective March 15, 2006.

See Notes to Financial Statements

Notes To Financial Statements

September 30, 2007 (unaudited)

1. Significant Accounting and Operating Policies

Clough Global Allocation Fund is a closed-end management investment company (the “Fund”) that was organized under the laws of the state of Delaware by an Amended Agreement and Declaration of Trust dated April 27, 2004. The Fund is a non-diversified series with an investment objective to provide a high level of total return. The Declaration of Trust provides that the Trustees may authorize separate classes of shares of beneficial interest.

Security Valuation: The net asset value per Share of the Fund is determined no less frequently than daily, on each day that the American Stock Exchange (the “Exchange”) is open for trading, as of the close of regular trading on the Exchange (normally 4:00 p.m. New York time). Trading may take place in foreign issues held by the Fund at times when the Fund is not open for business. As a result, the Fund’s net asset value may change at times when it is not possible to purchase or sell shares of the Fund. Securities held by the fund for which exchange quotations are readily available are valued at the last sale price, or if no sale price or if traded on the over-the-counter market, at the mean of the bid and asked prices on such day. Over-the-counter securities traded on NASDAQ are valued based upon the closing price. Debt securities for which the over-the-counter market is the primary market are normally valued on the basis of prices furnished by one or more pricing services at the mean between the latest available bid and asked prices. As authorized by the Trustees, debt securities (other than short-term obligations) may be valued on the basis of valuations furnished by a pricing service which determines valuations based upon market transactions for normal, institutional-size trading units of securities. Short-term obligations maturing within 60 days are valued at amortized cost, which approximates value, unless the Trustees determine that under particular circumstances such method does not result in fair value. Over-the-counter options are valued at the mean between bid and asked prices provided by dealers. Financial futures contracts listed on commodity exchanges and exchange-traded options are valued at closing settlement prices. Securities for which there is no such quotation or valuation and all other assets are valued at fair value in good faith by or at the direction of the Trustees.

Foreign Securities: The Fund may invest a portion of its assets in foreign securities. In the event that the Fund executes a foreign security transaction, the Fund will generally enter into a forward foreign currency contract to settle the foreign security transaction. Foreign securities may carry more risk than U.S. securities, such as political, market and currency risks.

The accounting records of the Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange at period end. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.

The effect of changes in foreign currency exchange rates on investments is included with the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund’s Statement of Operations.

Options: The Fund may purchase or write (sell) put and call options. One of the risks associated with purchasing an option among others, is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. Written and purchased options are non- income producing securities.

Written option activity as of September 30, 2007 was as follows:

Written Call Options	Contracts	Premiums
Outstanding, March 31, 2007	—	$—
Positions opened	590	159,282
Expired	(120)	(38,759)
Closed	(470)	(120,523)
Outstanding, September 30, 2007	—	$—
Market Value, September 30, 2007		$—

Written Put Options	Contracts	Premiums
Outstanding, March 31, 2007	12,000	$1,321,509
Positions opened	—	—
Expired	(12,000)	(1,321,509)
Closed	—	—
Outstanding, September 30, 2007	—	$—
Market Value, September 30, 2007		$—

Short Sales: The Fund may sell a security it does not own in anticipation of a decline in the fair value of that security. When the Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of the short sale.

Income Taxes: The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

Distributions to Shareholders: The Fund intends to make a level dividend distribution each quarter to Common Shareholders after payment of interest on any outstanding borrowings or dividends on any outstanding preferred shares. The level dividend rate may be modified by the Board of Trustees from time to time. Any net capital gains earned by the Fund are distributed at least annually to the extent necessary to avoid federal income and excise taxes. Distributions to shareholders are recorded by the Fund on the ex-dividend date. The Fund has applied to the Securities and Exchange Commission for an exemption from Section 19(b) of the 1940 Act and Rule 19b-1 thereunder permitting the Fund to make periodic distributions of long-term capital gains, provided that the distribution policy of the Fund with respect to its Common Shares calls for periodic (e.g., quarterly/monthly) distributions in an amount equal to a fixed percentage of the Fund’s average net asset value over a specified period of time or market price per common share at or about the time of distribution or pay-out of a level dollar amount.

Securities Transactions and Investment Income: Investment security transactions are accounted for as of trade date. Dividend income is recorded on the ex-dividend date. Certain dividend income from foreign securities will be recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date and may be subject to withholding taxes in these jurisdictions. Interest income, which includes amortization of premium and accretion of discount, is accrued as earned. Realized gains and losses from securities transactions and unrealized appreciation and depreciation of securities are determined using the highest cost basis for both financial reporting and income tax purposes.

Use of Estimates: The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America. This requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from these estimates.

Reclassifications: Certain prior period amounts have been reclassified to conform to the current year presentation format.

Recent Accounting Pronouncements: In June 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation No. 48 – Accounting for Uncertainty in Income Taxes, that requires the tax effects of certain tax positions to be recognized. These tax positions must meet a “more likely than not” standard that, based on their technical merits, have a more than 50 percent likelihood of being sustained upon examination. FASB Interpretation No. 48 is effective for fiscal periods beginning after December 15, 2006. At adoption, the financial statements must be adjusted to reflect only those tax positions that are more likely than not of being sustained. Management of the Fund is currently evaluating the impact that FASB Interpretation No. 48 will have on the Fund’s financial statements.

In September 2006, the FASB issued FASB Statement No. 157, “Fair Valuation Measurement” (“SFAS No. 157”), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS No. 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The Fund is currently evaluating the potential impact the adoption of SFAS No. 157 will have on the Fund’s financial statements.

In February 2007, the FASB issued FASB Statement No. 159, “The Fair Value Option for Financial Assets and Financial Liabilities – Including an amendment of FASB Statement No. 115” (“SFAS No. 159”), which permits entities to choose to measure many financial instruments and certain other items at fair value. This Statement is expected to expand the use of fair value measurement, which is consistent with the FASB’s long-term measurement objectives for accounting for financial instruments. This Statement is effective as of the beginning of an entity’s first fiscal year that begins after November 15, 2007. The Fund is currently evaluating the potential impact the adoption of SFAS No. 159 will have on the Fund’s financial statements.

2. Taxes

Net unrealized appreciation/depreciation of investments based on federal tax cost as of September 30, 2007, were as follows:

Gross appreciation (excess of value over tax cost)	$41,468,770
Gross depreciation (excess of tax cost over value)	(8,752,114)
Net unrealized appreciation	$32,716,656
Cost of investments for income tax purpose	$330,578,797

3. Capital Transactions

Common Shares: There are an unlimited number of no par value common shares of beneficial interest authorized. Of the 10,434,606 common shares outstanding on September 30, 2007, ALPS Fund Services, Inc. (“ALPS”) owned 5,236 shares.

Transactions in common shares were as follows:

	For the	For the
	Six Months Ended	Year Ended
	September 30, 2007	March 31, 2007
Common shares outstanding - beginning of period	10,434,606	10,169,924
Common shares issued as reinvestment of dividends	—	264,682
Common shares outstanding - end of period	10,434,606	10,434,606

Preferred Shares: On September 15, 2004, the Fund’s Board of Trustees authorized the issuance of an unlimited number of no par value preferred shares, in addition to the existing common shares, as part of the Fund’s leverage strategy. Preferred shares issued by the Fund have seniority over the common shares.

The Fund is subject to certain limitations and restrictions while preferred shares are outstanding. Failure to comply with these limitations and restrictions could preclude the Fund from declaring any dividends or distributions to common shareholders or repurchasing common shares and/or could trigger the mandatory redemption of Preferred Shares at their liquidation value. Specifically, the Fund is required under the Investment Company Act of 1940 to maintain an asset coverage with respect to the outstanding preferred shares of 200% or greater.

The Fund has one series of Auction Market Preferred Shares (“AMPS”), W28. On December 1, 2004, the Fund issued 3,800 shares of AMPS with a net asset and liquidation value of $25,000 per share plus accrued dividends. Dividends on the AMPS are cumulative and are paid based on an annual rate set through auction procedures. Distributions of net realized capital gains, if any, are paid annually. As of September 30, 2007, the annualized dividend rate for the AMPS was 6.30%. The dividend rate, as set by the auction process, is generally expected to vary with short-term interest rates. The rate may vary in a manner unrelated to the income received on the Fund’s assets, which could have either a beneficial or detrimental impact on net investment income and gains available to Common Shareholders. Preferred Shares, which are entitled to one vote per share, generally vote with the Common Shares but vote separately as a class to elect two Trustees and on any matters affecting the rights of the Preferred Shares.

4. PORTFOLIO SECURITIES

Purchases and sales of investment securities, other than short-term securities, for the six months ended September 30, 2007 aggregated $225,538,910 and $243,993,183, respectively. Purchase and sales of U.S. government and agency securities, other than short-term securities, for the six months ended September 30, 2007 aggregated $11,707,300 and $10,136,773, respectively.

5. Investment Advisory and Administration Agreements

Clough Capital Partners L.P. (“Clough”) serves as the Fund’s investment adviser pursuant to an Investment Advisory Agreement (“Advisory Agreement”) with the Fund. As compensation for its services to the Fund, Clough receives an annual investment advisory fee of 0.70% based on the Fund’s average daily total assets, computed daily and payable monthly. ALPS serves as the Fund’s administrator pursuant to an Administration, Bookkeeping and Pricing Services Agreement with the Fund. As compensation for its services to the Fund, ALPS receives an annual administration fee of 0.285% based on the Fund’s average daily total assets, computed daily and payable monthly. ALPS will pay all expenses incurred by the Fund, with the exception of advisory fees, trustees’ fees, portfolio transaction expenses, litigation expenses, taxes, cost of preferred shares, expenses of conducting repurchase offers for the purpose of repurchasing fund shares, and extraordinary expenses.

6. Other

Each Independent Trustee of the Fund receives a quarterly retainer of $3,500 and an additional $1,500 for each meeting attended. The Chairman of the Board of Trustees receives a quarterly retainer of $4,200 and $1,800 for each meeting attended. The Chairman of the Audit Committee receives a quarterly retainer of $3,850 and attendance fee of $1,650 per meeting.

dividend reinveStment Plan

September 30, 2007 (unaudited)

Unless the registered owner of Common Shares elects to receive cash by contacting The Bank of New York (the “Plan Administrator” or “BONY”), all dividends declared on Common Shares will be automatically reinvested by the Plan Administrator for shareholders in the Fund’s Dividend Reinvestment Plan (the “Plan”), in additional Common Shares. Shareholders who elect not to participate in the Plan will receive all dividends and other distributions in cash paid by check mailed directly to the shareholder of record (or, if the Common Shares are held in street or other nominee name, then to such nominee) by BONY as dividend disbursing agent. You may elect not to participate in the Plan and to receive all dividends in cash by contacting BONY, as dividend disbursing agent, at the address set forth below. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional Common Shares for you. If you wish for all dividends declared on your Common Shares to be automatically reinvested pursuant to the Plan, please contact your broker.

The Plan Administrator will open an account for each Common Shareholder under the Plan in the same name in which such Common Shareholder’s Common Shares are registered. Whenever the Fund declares a dividend or other distribution (together, a “Dividend”) payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in Common Shares. The Common Shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized Common Shares from the Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding Common Shares on the open market (“Open-Market Purchases”) on the American Stock Exchange or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commissions per Common Share is equal to or greater than the net asset value per Common Share, the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the net asset value per Common Share on the payment date; provided that, if the net asset value is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per Common Share on the payment date. If, on the payment date for any Dividend, the net asset value per Common Share is greater than the closing market value plus estimated brokerage commissions, the Plan Administrator will invest the Dividend amount in Common Shares acquired on behalf of the participants in Open-Market Purchases. In the event of a market discount on the payment date for any Dividend, the Plan Administrator will have until the last business day before the next date on which the Common Shares trade on an “ex-dividend” basis or 30 days after the payment date for such Dividend, whichever is sooner (the “Last Purchase Date”), to invest the Dividend amount in Common Shares acquired in Open-Market Purchases. If, before the Plan Administrator has completed its Open-Market Purchases, the market price per Common Share exceeds the net asset value per Common Share, the average per Common Share purchase price paid by the Plan Administrator may exceed the net asset value of the Common Shares, resulting in the acquisition of fewer Common Shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in

Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at the net asset value per Common Share at the close of business on the Last Purchase Date provided that, if the net asset value is less than or equal to 95% of the then current market price per Common Share; the dollar amount of the Dividend will be divided by 95% of the market price on the payment date.

The Plan Administrator maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common Shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants. In the case of Common Shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Administrator will administer the Plan on the basis of the number of Common Shares certified from time to time by the record shareholder’s name and held for the account of beneficial owners who participate in the Plan.

There will be no brokerage charges with respect to Common Shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such Dividends. Participants that request a sale of Common Shares through the Plan Administrator are subject to brokerage commissions. The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence or questions concerning the Plan should be directed to the Plan Administrator, The Bank of New York, 101 Barclay Street, New York, New York 10286, 11E, Transfer Agent Services, 800-433-8191.

Fund Proxy Voting Policies & Procedures

September 30, 2007 (unaudited)

Fund policies and procedures used in determining how to vote proxies relating to portfolio securities and a summary of proxies voted by the Fund for the period ended June 30, 2007 are available without a charge, upon request, by contacting the Fund at 1-877-256-8445 and on the U.S. Securities and Exchange Commission’s (“Commission”) website at http://www.sec.gov.

Portfolio Holdings

September 30, 2007 (unaudited)

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q within 60 days after the end of the period. Copies of the Fund’s Forms N-Q are available upon request, by contacting the Fund at 1-877-256-8445 and on the Commission’s website at http://www.sec.gov. You may also review and copy form N-Q at the Commission’s Public Reference Room in Washington, D.C. For more information about the operation of the Public Reference Room, please call the Commission at 1-800-SEC-0330.

Notice

September 30, 2007 (unaudited)

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its common stock in the open market.

Shareholder Meeting

September 30, 2007 (unaudited)

On July 23, 2007, the Fund held its Annual Meeting of Shareholders (the “Meeting”) for the purpose of voting on a proposal to re-elect two trustees of the Fund. The results of the proposal are as follows:

Proposal 1: Re-election of Trustees

	Edmund J. Burke	James E. Canty
For	9,999,004	9,999,004
Abstain	0	0
Withheld	258,603	258,603

Investment Advisory Agreement

September 30, 2007 (unaudited)

On July 12, 2007, the Board of Trustees met in person to, among other things, review and consider the renewal of the Advisory Agreement. In its consideration of the Advisory Agreement, the Trustees, including the non-interested Trustees, considered in general the nature, quality and scope of services to be provided by Clough.

Prior to the beginning of their review of the Advisory Agreement, counsel to the Fund, who also serves as independent counsel to the non-interested Trustees, discussed with the Trustees their fiduciary responsibilities in general and also specifically with respect to the renewal of the Advisory Agreement.

Mr. Canty, as Partner of Clough, next presented Clough’s materials regarding consideration of renewal of the Advisory Agreement. Mr. Canty stated that included in the Board materials were responses by Clough to a questionnaire drafted by legal counsel to the Fund to assist the Board in evaluating whether to renew the Advisory Agreements (the “15(c) Materials”). Mr. Canty noted that the 15(c) Materials were extensive, and included information relating to the Fund’s investment results; portfolio composition; advisory fee and expense comparisons; financial information regarding Clough; descriptions such as compliance monitoring; and portfolio trading practices and information about the personnel providing investment management services to the Fund, and the nature of services provided under the Advisory Agreement.

Mr. Canty discussed the organizational structure of Clough and the qualifications of Clough and its principals to act as the Fund’s adviser. He reviewed the professional experience of the portfolio managers, referring the Trustees to the biographies of Chuck Clough, Eric Brock, and himself, Partners at Clough, emphasizing that Mr. Clough, Mr. Brock, and he each had substantial experience as an investment professional. Mr. Canty stated that Clough is the investment adviser to the Fund, the Clough Global Equity Fund and the Clough Global Opportunities Fund, all closed-end funds. The Trustees, all of whom currently serve as Trustees for the Fund, the Clough Global Equity Fund and the Clough Global Opportunities Fund, acknowledged their familiarity with the expertise and standing in the investment community of Messrs. Clough, Canty, and Brock, and their satisfaction with the expertise of Clough and the services provided by Clough to the Fund. The Trustees concluded that the portfolio management team was well qualified to serve the Fund in those functions.

Mr. Canty then reviewed Clough’s current staffing as well as future staffing plans. He described Clough’s procedures relating to compliance and oversight with respect to Clough’s brokerage allocation policies. He discussed Clough’s order management systems that contain pre-trade compliance functions that review each trade against certain of the Fund’s investment restrictions and applicable 1940 Act and Internal Revenue Code restrictions, and the efforts that Clough’s Chief Compliance Officer will undertake to summarize monthly for Clough’s management and quarterly for the Trustees any violations that may occur, as well any other violations detected through the manual monitoring that supplements the order management system’s testing. He also reviewed the adequacy of Clough’s facilities. Mr. Canty further discussed the portfolio turnover rate of the Fund. The Trustees concluded that Clough appeared to have adequate procedures and personnel in place to ensure compliance by Clough with applicable law and with the Fund’s investment objectives and restrictions.

Mr. Canty next reviewed the terms of the Advisory Agreement, stating that Clough would receive a fee of 0.70% of the average daily total assets of the Fund. He then discussed the fees charged by Clough to other clients for which it provides comparable services. Mr. Canty discussed the actual dollar amount of management fees paid under the Advisory

Agreement. The Trustees then reviewed Clough’s income statement for the year ended December 31, 2006, and its balance sheet as of that date. The Trustees further reviewed a profit and loss analysis as it relates to Clough’s advisory businesses.

Mr. Canty discussed the possible benefits Clough may accrue because of its relationship with the Fund as well as potential benefits that accrue to the Fund because of its relationship with Clough. Mr. Canty stated that Clough does not realize any direct benefits due to the allocation of brokerage and related transactions on behalf of the Fund.

The Board of Trustees reviewed and discussed materials prepared and distributed in advance of the meeting regarding the comparability of the investment advisory fees of the Fund with the investment advisory fees of other investment companies, which had been prepared at the request of ALPS by Lipper Analytical Services (“Lipper”.) Lipper’s report contained information regarding investment performance, comparisons of cost and expense structures of the Fund with other funds’ cost and expense structures, as well as comparisons of the Fund’s performance with the performance during similar periods of members of an objectively identified peer group and related matters.

As the Fund is unique in the marketplace, Lipper had a difficult time presenting a large peer group for comparison. The Trustees compared fees from nine (9) closed-end investment companies that are leveraged (i.e., issue debt or preferred stock) versus the Fund’s fees. The investment advisory fee for this group ranged from 0.645% to 1.00%, with a median of 0.940%. The total expenses for this group ranged from 0.711% to 1.340%, with a median of 1.108%. The Fund’s total expenses were 1.028%.

The Trustees stated that the objectives of the funds in the analysis differed from the Fund’s objectives and policies. In conjunction with Lipper’s reports, the Trustees also reviewed a comparative fund universe prepare by Clough. The Trustees believed that the Lipper report, augmented by Clough’s analysis, provided a sufficient comparative universe. Nevertheless, the Trustees requested that there be an on-going effort to identify funds and groups of funds that might provide additional benchmarks that could be useful.

The Trustees then reviewed the Fund’s performance as compared to the performance of the leveraged closed-end fund universe selected by Lipper. The Trustees reviewed the Fund’s performance as compared to the nine (9) leveraged funds for one-year performance ended as of May 31, 2007. The performance ranged from a high of 37.61% to a low of 11.38% with a median of 23.23%. The Fund’s performance during such time period was 12.40%. The Trustees then reviewed performance data since the Fund’s inception through May 31, 2007. The performance data ranged from a high of 31.72% to the Fund’s low of 16.92% with a median of 23.35%.

At this point, Mr. Burke and Mr. Canty, both “interested persons” of the Fund, as well as the other representatives of ALPS and Clough, left the meeting. The non-interested Trustees, with the assistance of legal counsel, reviewed and discussed in more detail the information that had been presented relating to Clough, the Advisory Agreement and Clough’s profitability.

Mr. Burke, Mr. Canty, and the representatives of ALPS rejoined the meeting. The Board of Trustees of the Fund, present in person, with the non-interested Trustees present in person voting separately, unanimously concluded that the investment advisory fee of 0.70% of the Fund’s total assets are fair and reasonable for the Fund and that the renewal of the Advisory Agreement is in the best interests of the Fund and its shareholders.

Trustees & Officers

September 30, 2007 (unaudited)

Information pertaining to the Trustees and Officers of the Trust is set forth below. Trustees deemed to be interested persons of the Trust as defined in the 1940 Act are referred to as “Interested Trustees.” Additional information about the Trustees is available, without charge, upon request by contacting the Fund at 1-877-256-8445.

INTERESTED TRUSTEES AND OFFICERS

Name, Age and Address	Position(s) Held with Funds/ Length of Time Served	Principal Occupation(s) During past 5 years* and other Directorships Held by Trustee	Number of Portfolios in Fund Complex Overseen by Trustee

James E. Canty Age - 45 One Post Office Square 40th Floor Boston, MA 02109	Trustee and Portfolio Manager/ Since Inception

Mr. Canty is a founding partner, Chief Financial Officer and General Counsel for Clough. Prior to founding Clough in 2000, Mr. Canty worked as a corporate and securities lawyer and Director of Investor Relations for Converse, Inc. from 1995 to 2000. He was a corporate and securities lawyer for the Boston offices of Goldstein & Manello, P.C. from 1993 to 1995 and Bingham, Dana and Gould from 1990 to 1993. Mr. Canty served as an Adjunct Professor at Northeastern University from 1996 to 2000. Mr. Canty is currently a member of the Board of Directors of Clough Offshore Fund, Ltd and Board of Trustees of Clough Global Equity Fund and Clough Global Opportunities Fund. Because of his affiliation with Clough, Mr. Canty is considered an “interested” Trustee of the Fund.

3

Edmund J. Burke Age - 46 1290 Broadway Ste. 1100 Denver, CO 80203	Principal Executive Officer And President/Since Inception Trustee/ Since July 12, 2006

Mr. Burke is President and a Director of ALPS. Mr. Burke joined ALPS in 1991 as Vice President and National Sales Manager. Because of his position with ALPS, Mr. Burke is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. Burke is currently the President of Reaves Utility Income Fund, Financial Investors Variable Insurance Trust and Financial Investors Trust, and President and a Trustee of Clough Global Equity Fund and Clough Global Opportunities Fund. Mr. Burke is also a Trustee and Vice-President of Liberty All-Star Equity Fund and Director and Vice President of Liberty All-Star Growth Fund, Inc.

3

Name, Age and Address	Position(s) Held with Funds/ Length of Time Served	Principal Occupation(s) During past 5 years* and other Directorships Held by Trustee	Number of Portfolios in Fund Complex Overseen by Trustee

Jeremy O. May Age - 37 1290 Broadway Ste. 1100 Denver, CO 80203	Treasurer/Since Inception

Mr. May is Managing Director of ALPS. Mr. May joined ALPS in 1995 as a Controller. Because of his position with ALPS, Mr. May is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. May is currently the Treasurer of Reaves Utility Income Fund, Clough Global Equity Fund, Clough Global Opportunities Fund, Liberty All-Star Growth Fund, Inc., Liberty All-Star Equity Fund, Financial Investors Variable Insurance Trust and Financial Investors Trust.

N/A

Kimberly R. Storms Age - 34 1290 Broadway Ste. 1100 Denver, CO 80203	Assistant Treasurer/Since July 13, 2005

Ms. Storms is Vice President and Director of Fund Administration and Vice- President of ALPS. Ms. Storms joined ALPS in 1998 as Assistant Controller. Because of her position with ALPS, Ms. Storms is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Storms is also Assistant Treasurer of the Clough Global Equity Fund, Clough Global Opportunities Fund, Reaves Utility Income Fund, Liberty All-Star Growth Fund, Inc., Liberty All-Star Equity Fund, and Financial Investors Trust and Assistant Secretary of Ameristock Mutual Fund, Inc.

N/A

Name, Age and Address	Position(s) Held with Funds/ Length of Time Served	Principal Occupation(s) During past 5 years* and other Directorships Held by Trustee	Number of Portfolios in Fund Complex Overseen by Trustee

Erin Douglas* Age - 30 1290 Broadway Ste. 1100 Denver, CO 80203	Secretary/ Since Inception

Ms. Douglas is Associate Counsel of ALPS. Ms. Douglas joined ALPS as Associate Counsel in 2003. Ms. Douglas is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Douglas is currently the Secretary of Clough Global Equity Fund and Clough Global Opportunities Fund.

N/A

Michael T. Akins* Age - 31 1290 Broadway Ste. 1100 Denver, CO 80203	Chief Compliance Officer/ Since September 20, 2006

Mr. Akins is Deputy Chief Compliance Officer of ALPS. Mr. Akins served as Assistant Vice-president and Compliance Officer for UMB Financial Corporation. Before joining UMB, Mr. Akins was an Account Manager at State Street Corporation. Mr. Akins is deemed an affiliate of the Fund as defined under the 1940 Act. Mr. Akins also serves as Chief Compliance Officer of Clough Global Equity Fund, Clough Global Opportunities Fund, Financial Investors Trust, Financial Investors Variable Insurance Trust, and Reaves Utility Income Fund.

N/A

* Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.

INDEPENDENT TRUSTEES

Name, Age and Address	Position(s) Held with Funds/ Length of Time Served	Principal Occupation(s) During past 5 years* and other Directorships Held by Trustee	Number of Portfolios in Fund Complex Overseen by Trustee

Andrew C. Boynton Age - 51 Carroll School of Management Boston College Fulton Hall 510 140 Comm. Ave. Chestnut Hill, MA 02467	Trustee/Since March 2005

Mr. Boynton is currently the Dean of the Carroll School of Management at Boston College. Mr. Boynton served as Professor of Strategy from 1996 to 2005 and Program Director of the Executive MBA Program from 1998 to 2005 at International Institute of Management Development, Lausanne, Switzerland (“IMD”). Prior to that he was an Associate Professor at the Kenan-Flagler Business School, University of North Carolina, Chapel Hill from 1994 to 1996, Visiting Professor at IMD, Lausanne, Switzerland from 1992 to 1994 and Assistant Professor, Darden School, University of Virginia from 1987 to 1992. Mr. Boynton is also a Trustee of the Clough Global Equity Fund and Clough Global Opportunities Fund.

3

Robert Butler Age - 66 12 Harvard Drive Hingham, MA 02043	Trustee/Since Inception Chairman/Since July 12, 2006

Mr. Butler is currently an independent consultant for businesses. Mr. Butler was President of the Pioneer Funds Distributor, Inc. from 1989 to 1998. He was Senior Vice-President from 1985 to 1988 and Executive Vice-President and Director from 1988 to 1999 of the Pioneer Group, Inc. While at the Pioneer Group, Inc. until his retirement in 1999, Mr. Butler was a Director or Supervisory Board member of a number of subsidiary and affiliated companies, including: Pioneer First Polish Investment Fund, JSC, Pioneer Czech Investment Company and Pioneer Global Equity Fund PLC. From 1975 to 1984 Mr. Butler was a Vice-President of the Financial Industry Regulator Authority (formerly known as the National Association of Securities Dealers). Mr. Butler is currently Chairman and a Trustee of the Clough Global Equity Fund and Clough Global Opportunities Fund.

3

Name, Age and Address	Position(s) Held with Funds/ Length of Time Served	Principal Occupation(s) During past 5 years* and other Directorships Held by Trustee	Number of Portfolios in Fund Complex Overseen by Trustee

Adam Crescenzi Age - 65 100 Walden Street Concord, MA 01742	Trustee/Since Inception	Mr. Crescenzi is a founding partner of Telos Partners, a business advisory firm founded in 1998. Prior to that, he served as Executive Vice President of CSC Index. Mr. Crescenzi is currently a Trustee of Dean College and Clough Global Equity Fund, Clough Global Opportunities Fund, and Chairman of the Board of Directors of Creative Realities and ICEX, Inc. Mr. Crescenzi is an active member of the strategic committee of the Patrons of Boston College McMullen Museum of Arts and President of the Italian Cultural Society of Naples, Florida.	3

John F. Mee, Esq. Age - 63 1290 Broadway Ste. 1100 Denver, CO 80203	Trustee/Since Inception	Mr. Mee is an attorney practicing commercial law, family law, products liability and criminal law. He is an advisor in the Harvard Law School Trial Advocacy Work-shop from 1990 to present. Mr. Mee is a member of the Bar of the Commonwealth of Massachusetts. He serves on the Board of Directors of Holy Cross Alumni Association and Board of Trustees of the Clough Global Equity Fund and Clough Global Opportunities Fund.	3

Richard C. Rantzow Age - 69 1290 Broadway Ste. 1100 Denver, CO 80203	Trustee/Since Inception Vice-Chairman/ Since July 12, 2006	Financial Officer and a Director of Ron Miller Associates, Inc. (manufacturer). Prior to that, Mr. Rantzow was Managing Partner (until 1990) of the Memphis office of Ernst & Young. Mr. Rantzow is also Vice-Chairman and a Trustee of the Clough Global Equity Fund and Clough Global Opportunities Fund. Mr. Rantzow is also a Trustee of Liberty All-Star Equity Fund and Director of Liberty All-Star Growth Fund, Inc. Mr. Rantzow was from 1992 to 2005 Chairman of the First Funds Family of mutual funds.	3

Jerry G. Rutledge Age - 63 2745 Springmede Court Colorado Springs, CO 80906	Trustee/Since Inception	Mr. Rutledge is the President and owner of Rutledge’s Inc., a retail clothing business. Mr. Rutledge is currently Director of the American National Bank, and a Trustee of Clough Global Equity Fund and Clough Global Opportunities Fund. Mr. Rutledge was from 1994 to 2007 a Regent of the University of Colorado.	3

CLOUGH GLOBAL ALLOCATION FUND 1290 Broadway, Suite 1100 Denver, CO 80203 1-877-256-8445

This Fund is neither insured nor guaranteed by the U.S. Government, the FDIC, the Federal Reserve Board or any other governmental agency or insurer.

For more information about the Fund, including a prospectus, please visit www.cloughglobal.com or call
1-877-256-8445.

Item 2.    Code of Ethics.

Not applicable to semi-annual report.

Item 3.    Audit Committee Financial Expert.

Not applicable to semi-annual report.

Item 4.    Principal Accountant Fees and Services.

Not applicable to semi-annual report.

Item 5.    Audit Committee of Listed Registrants.

Not applicable.

Item 6.    Schedule of Investments.

Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.

Item 7.    Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to semi-annual report.

Item 8.    Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to semi-annual report.

Item 9.    Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to Vote of Security Holders.

There have been no material changes by which shareholders may recommend nominees to the Board of Trustees.

Item 11.  Controls and Procedures.

(a)    The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)   There was no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1) Not applicable to semi-annual report.

(a)(2) The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex99.Cert.

(a)(3) Not applicable.

(b) A certification for the Registrant’s Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex99.906Cert.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CLOUGH GLOBAL ALLOCATION FUND

By:	/s/ Edmund J. Burke
Edmund J. Burke
President

Date:	December 7, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

CLOUGH GLOBAL ALLOCATION FUND

By:	/s/ Edmund J. Burke
Edmund J. Burke
President/Principal Executive Officer

Date:	December 7, 2007

By:	/s/ Jeremy O. May
Jeremy O. May
Treasurer/Principal Financial Officer

Date:	December 7, 2007